Capital Management - Additional Information (Detail)	12 Months Ended
Oct. 31, 2018
Disclosure of regulatory capital [Abstract]
Minimum capital adequate ratio for Common Equity Tier 1 Capital	7.00%
Minimum capital adequate ratio for Tier 1 Capital	8.50%
Minimum capital adequate ratio for regulatory capital	10.50%
Increase in minimum capital ratio requirements across all tiers of capital	1.00%
Minimum material operating buffer percentage	3.00%